UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 13, 2022

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226638
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 13, 2022, Theravance Biopharma, Inc., a Cayman Islands exempted company (“TBPH” or the “Company”), issued a press release announcing entry into an Equity Purchase and Funding Agreement (the “Purchase Agreement”) with Royalty Pharma Investments 2019 ICAV and is holding a conference call regarding its entry into the Purchase Agreement. Copies of the press release and the materials that will accompany the conference call are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains and the conference call will contain certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: the expected closing of the transaction and the timing thereof, the Company's goals, designs, strategies, plans and objectives, and the impact of the Company’s restructuring plan, ability to provide value to shareholders, the timing of clinical studies, , the potential that the Company's research programs will progress product candidates into the clinic, the Company's expectations regarding its allocation of resources, potential regulatory actions , product sales or profit share revenue and the Company's expectations for its future financial performance and expectations as to future cash flows. These statements are based on the current estimates and assumptions of the management of the Company as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's product candidates are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s restructuring actions on its employees, partners and others. In addition, while we expect the effects of COVID-19 to continue to adversely impact our business operations and financial results, the extent of the impact on our ability to generate revenue from YUPELRI® (revefenacin), and the value of and market for our ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Other risks affecting the Company are in the Company’s Form 10-Q filed with the SEC on May 6, 2022, and other periodic reports filed with the SEC. In addition to the risks described above and in the Company’s filings with the SEC, other unknown or unpredictable factors also could affect the Company’s results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The tender offer for the 3.25% Convertible Senior Notes Due 2023 (the “Notes”) of the Company referenced in this document has not yet commenced. This document is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell the Notes or any other securities. At the time the tender offer is commenced, the Company will file with the SEC a Tender Offer Statement on Schedule TO. The solicitation and the offer to purchase the Notes will only be made pursuant to the offer to purchase and related documents filed with such Schedule TO. COMPANY NOTEHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AS IT MAY BE AMENDED FROM TIME TO TIME, WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Company noteholders and other investors can obtain the Tender Offer Statement and other filed documents for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website, investor.theravance.com, under “SEC Filings” or by contacting the Company’s investor relations department at (650) 808-4045. In addition, Company noteholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Theravance Biopharma, Inc., dated July 13, 2022.
99.2	Investor Presentation of Theravance Biopharma, Inc., dated July 13, 2022.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 13, 2022	THERAVANCE BIOPHARMA, INC.

	By	/s/ Andrew Hindman
Andrew Hindman
Senior Vice President and Chief Financial Officer